UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2016

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY  40223

(Address of principal executive offices) (Zip code)

(502) 891-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 is hereby incorporated in this Item 1.01 by reference.

Item 2.01              Completion of Acquisition or Disposition of Assets.

On December 30, 2016, Almost Family, Inc. (the “Company”) and its wholly-owned subsidiary, National Health Industries, Inc. (“NHI”), consummated the transactions (the “Closing”) contemplated by an Equity Purchase Agreement dated as of October 14, 2016 (the “Equity Purchase Agreement”) with (i) CHS/Community Health Systems, Inc. (“CHS”) and (ii) Community Health United Home Care, LLC (“CHS Home Health”). Pursuant to the Equity Purchase Agreement, NHI purchased from CHS an 80% equity interest in CHS Home Health for aggregate cash consideration equal to $128.0 million, as adjusted for increases or decreases in working capital. CHS Home Health previously operated CHS’s home health and hospice business.  CHS retained a 20% interest in CHS Home Health following the Closing. The Equity Purchase Agreement is described more fully in the Company’s Current Report on Form 8-K dated October 14, 2016.

Amended and Restated Limited Liability Company Agreement

In connection with the Closing, on December 30, 2016, NHI and CHS entered into an Amended and Restated Limited Liability Company Agreement for CHS Home Health (the “LLC Agreement”).

Under the LLC Agreement, CHS Home Health will be managed by a five-member Board of Directors (the “Board”) of whom four are appointed by NHI and one appointed by CHS.  The Chairman of the Board will be elected annually by the Board members appointed by NHI.  In most instances, the approval of the majority of the Board is required for actions by CHS Home Health, although certain material actions require the approval of at least three directors appointed by NHI and one director appointed by CHS including: approving or amending annual operating and capital budgets; admitting new members or issuing additional equity; permitting the transfer of membership interests; approving additional capital contributions; incurring or guaranteeing debt in excess of $10,000,000 (except as described herein); and approving extraordinary cash distributions.

NHI and CHS must negotiate in good faith to resolve material disputes, but if material disputes cannot be resolved in accordance with the dispute resolution provisions of the LLC Agreement, either NHI or CHS may submit the matter to binding arbitration.

The LLC Agreement imposes material restrictions on NHI’s ability to transfer its membership interests to a third party.  A transfer to a third-party requires CHS’s approval and is subject to CHS’s right of first refusal.

The LLC Agreement requires the Company to make a $25,000,000 line of credit available to CHS Home Health at the Company’s cost.

The Company and its affiliates are prohibited from participating in a “Competing Business” for as long as the Company has an indirect ownership interest in CHS Home Health and for two years thereafter, subject to certain agreed upon exclusions.  Similarly, if the Company acquires a Competing Business as a result of a future acquisition, CHS can require the Company to contribute the Competing Business to CHS Home Health, provided that CHS must pay the Company an amount equal to CHS’s then ownership percentage in CHS Home Health multiplied by the purchase price of the Competing Business. A similar provision provides the Company the ability to require CHS to contribute any acquired Competing Business to CHS Home Health on the same terms.

“Competing Business” is defined in the LLC Agreement as any business which offers services in competition with or similar to those offered by any of CHS Home Health’s subsidiaries in at least one of the counties where the subsidiary is licensed or Medicare-certified to provide services.

The foregoing description of the LLC Agreement is qualified in its entirety by reference to the full text of the LLC Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Administrative and Management Services Agreement

Also in connection with the Closing, on December 30, 2016, the Company, NHI and CHS Home Health entered into an Administrative and Management Services Agreement (the “Management Agreement”) pursuant to which the Company and NHI will provide certain management and related services to CHS Home Health.

The Management Agreement provides for a five-year term which automatically renews for successive five-year periods unless terminated in accordance with its terms.  The Company and NHI are required to continue to provide services under the Management Agreement for an additional 90-day period following its expiration or termination.

Pursuant to the Management Agreement, CHS Home Health will pay the Company and NHI an annual management fee of 5% of CHS Home Health’s net revenues for the preceding year.  Additionally, CHS Home Health will reimburse the Company and NHI on a monthly basis for certain direct charges and employee benefits.

The Management Agreement contains standard indemnification for losses resulting from a breach by the Company or NHI.

The foregoing description of the Management Agreement is qualified in its entirety by reference to the full text of the Management Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Affiliation Agreement

CHSPSC, LLC (“CHSPSC”) is a subsidiary of CHS. In connection with the Closing, on December 30, 2016, CHS Home Health and CHSPSC entered into an Affiliation Agreement (the “Affiliation Agreement”) relating to hospitals operated by CHSPSC in the markets where subsidiaries of CHS Home Health provide home health services. In these markets, CHSPSC will include these subsidiaries on any list of home health service providers given to patients discharged from those hospitals.  Under the Affiliation Agreement, CHSPSC is required to preserve patient freedom of choice in selecting home health service providers and may not attempt to coerce or otherwise influence patients’ decisions regarding any home health service provider.

The Affiliation Agreement provides for a five-year term which automatically renews for successive five-year periods unless terminated in accordance with its terms.  CHSPSC has the right to terminate the Affiliation Agreement if CHS ceases to own an interest in CHS Home Health, and either party may terminate upon a breach by the other party.

Under the Affiliation Agreement, CHS Home Health and its subsidiaries are required to maintain general professional and blanket contractual liability insurance in the amount of not less than $1,000,000 per occurrence and $3,000,000 in the aggregate.  Additionally, CHS Home Health and its subsidiaries are required to indemnify CHSPSC affiliated hospitals against any damages resulting from services provided by CHS Home Health and its subsidiaries to discharged patients.

The Affiliation Agreement requires CHSPSC to cause any hospital that it divests during the term to enter into a similar arrangement with CHS Home Health.

The foregoing description of the Affiliation Agreement is qualified in its entirety by reference to the full text of the Affiliation Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Closing, on December 30, 2016, the Company borrowed an additional $125.0 million under its Amended and Restated Credit Agreement dated as of December 5, 2016 with JPMorgan Chase Bank, N.A., as Administrative Agent, and other lenders (the “Credit Agreement”). The Credit Agreement is described more fully in the Company’s Current Report on Form 8-K dated December 5, 2016.

As previously reported, under the Credit Agreement’s revolving credit facility, the Company could initially borrow up to $225.0 million under the Credit Agreement. The amount available under the revolving credit facility increased to up to $350 million on and after the Closing.

As previously reported, the revolving credit facility is secured by substantially all the Company’s assets and the assets and stock of its subsidiaries pursuant to an Amended and Restated Pledge Agreement and an Amended and Restated Security Agreement, both dated as of December 5, 2016. The Company’s subsidiaries also guaranteed the revolving credit facility pursuant to an Amended and Restated Guaranty dated as of December 5, 2016.  In connection with the Closing, each of CHS Home Health’s subsidiaries entered into joinders binding them to the Amended and Restated Pledge Agreement and the Amended and Restated Guaranty. The Amended and Restated Pledge Agreement and the Amended and Restated Guaranty are described more fully in the Company’s Current Report on Form 8-K dated December 5, 2016.

Item 9.01              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited consolidated financial statements of CHS Home Health and its subsidiaries as of and for the year ended December 31, 2015 were filed on the Company’s Current Report on Form 8-K on November 23, 2016 as Exhibit 99.1 and are incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of CHS Home Health and its subsidiaries as of and for the nine months ended September 30, 2016 and 2015 were filed on the Company’s Current Report on Form 8-K on November 23, 2016 as Exhibit 99.2 and are incorporated in this Item 9.01(a) by reference.

(b)           Pro Forma Financial Information

The unaudited pro forma financial information of the Company giving effect to the Closing were attached to the Company’s Current Report on Form 8-K on November 23, 2016 as Exhibit 99.3 and are incorporated in this Item 9.01(b) by reference.

(d)           Exhibits

Exhibit	Description

10.1	Amended and Restated Limited Liability Company Agreement of AF-CH-HH, LLC, effective as of December 30, 2016.

10.2	Administrative and Management Services Agreement by and between (i) AF-CH-HH, LLC and (ii) Almost Family, Inc. and National Health Industries, Inc. effective, as of December 30, 2016.

10.3	Affiliation Agreement by and between AF-CH-HH, LLC and CHSPSC, LLC effective, as of December 30, 2016.

99.1	Audited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the year ended December 31, 2015 (incorporated by reference to

Exhibit 99.1 to the Company’s Current Report on Form 8-K dated November 23, 2016).

99.2

Unaudited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the nine months ended September 30, 2016 and 2015 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated November 23, 2016).

99.3	Unaudited pro forma financial information (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K dated November 23, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date: January 6, 2017	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amended and Restated Limited Liability Company Agreement of AF-CH-HH, LLC, effective as of December 30, 2016.

10.2	Administrative and Management Services Agreement by and between (i) AF-CH-HH, LLC and (ii) Almost Family, Inc. and National Health Industries, Inc. effective, as of December 30, 2016.

10.3	Affiliation Agreement by and between AF-CH-HH, LLC and CHSPSC, LLC effective, as of December 30, 2016.

99.1

Audited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the year ended December 31, 2015 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated November 23, 2016).

99.2

Unaudited consolidated financial statements of Community Health United Home Care, LLC and its subsidiaries as of and for the nine months ended September 30, 2016 and 2015 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated November 23, 2016).

99.3	Unaudited pro forma financial information (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K dated November 23, 2016).